Exhibit 10.117
EXECUTION VERSION
AMENDMENT NO. 3 TO TERM LOAN CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 3 TO TERM LOAN CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of November 1, 2024 among UNITED AIRLINES, INC., a Delaware corporation (the “Borrower”), UNITED AIRLINES HOLDINGS, INC., a Delaware corporation (“Parent”), JPMORGAN CHASE BANK, N.A., as Fronting Lender (as defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders party to the Loan Agreement referred to below (together with its permitted successors in such capacity, the “Administrative Agent”), and on behalf of the Consenting Lenders (as defined below) executing consents to this Amendment. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below (as amended by this Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, Parent and certain of its subsidiaries other than the Borrower from time to time, as guarantors, the Lenders and the Administrative Agent are parties to a $5,000,000,000 Term Loan Credit and Guaranty Agreement dated as of April 21, 2021 (as amended by that certain Amendment No. 1 dated June 29, 2023 and by that certain Amendment No. 2 dated February 22, 2024, and as further amended, modified and supplemented and in effect on the date hereof, the “Loan Agreement”);

WHEREAS, the Borrower has delivered to the Administrative Agent an optional prepayment notice pursuant to Section 2.13 of the Loan Agreement for a partial pro rata prepayment of the Class B Term Loans in an amount equal to $400,000,000, such that the aggregate principal amount outstanding on the Third Amendment Effective Date shall be $2,087,500,000.00 (after giving effect to such prepayment and immediately following effectiveness of this Amendment);

WHEREAS, the Borrower has requested to amend certain terms of the Loan Agreement as hereinafter set forth;

WHEREAS, with respect to the Term Lenders holding any Term Loans outstanding immediately prior to the Third Amendment Effective Date (as defined below) (such Term Loans, the “Refinanced Term Loans”) whose executed consent to this Amendment has not been received by the Administrative Agent on or prior to a deadline (the “Non-Consenting Lenders”; the Term Lenders that are not the Non-Consenting Lenders (including the “Fronting Lender” as defined below) are hereinafter referred to as the “Consenting Lenders”) as agreed between the Borrower and the Administrative Agent and announced by the Administrative Agent to the Term Lenders (the “Consent Deadline”), the Borrower hereby gives notice to each Non-Consenting Lender, pursuant to Section 10.08(e) of the Loan Agreement, that upon the Third Amendment Effective Date, the principal amount of its Refinanced Term Loans will be repaid in full on behalf of the Borrower by the Administrative Agent or JPMorgan Chase Bank, N.A., as Fronting Lender (the “Fronting Lender”), together with all accrued and unpaid interest thereon;
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WHEREAS, on the Third Amendment Effective Date, the Refinanced Term Loans held by the Consenting Lenders and Fronting Lender shall be converted to new Class B Term Loans (the “Replacement Term Loans”); and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 - Loan Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof:

(a) Amended Definition. Section 1.01 of the Loan Agreement shall be amended by amending and restating in its entirety the below definition as follows:

“Applicable Margin” shall mean the rate per annum determined pursuant to the following:

Term Loans
Applicable Margin Term Benchmark Loans	Applicable Margin ABR Loans
2.00%	1.00%

(b) New Definitions. Section 1.01 of the Loan Agreement shall be amended by including the following definitions in the correct alphabetical order:

“Third Amendment” means Amendment No. 3 to Term Loan Credit and Guaranty Agreement, dated as of the Third Amendment Effective Date, among the Borrower, Parent, JPMorgan Chase Bank, N.A., as fronting lender thereunder, and the Administrative Agent, as administrative agent for the Lenders and on behalf of the Consenting Lenders (as defined therein).

“Third Amendment Effective Date” means November 1, 2024, immediately after giving effect to the amendments and other transactions contemplated pursuant to the Third Amendment (subject to the terms and conditions thereof).

(c) Section 2.13. Section 2.13(c) of the Loan Agreement shall be amended and restated in its entirety as follows:

“(c) In the event that, within the first six (6) months after the Third Amendment Effective Date, there shall occur any Repricing Event, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the Term Lenders holding Class B Term Loans subject to such Repricing Event, an amount equal to 1.00% of the aggregate principal amount of the Class B Term Loans subject to such Repricing Event outstanding immediately prior to the effectiveness thereof unless such fee

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is waived by the applicable Term Lender. Any Term Lender that is a non-consenting Lender in respect of a Repricing Event may be replaced in accordance with Section 10.08(d) to the extent permitted thereby, provided that, if such replacement is within the first six months after the Third Amendment Effective Date, any such Term Lender so replaced shall be entitled to the prepayment premium set forth in the preceding sentence with respect to its Class B Term Loans so assigned unless such fee is waived by such Term Lender. No prepayment premium shall be payable at any time for any prepayment of Term Loans made by the Borrower pursuant to Section 2.13(a) so long as such prepayment (i) does not constitute a Repricing Event or (ii) occurs on or after the six-month anniversary of the Third Amendment Effective Date.”

SECTION 2 - Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “Third Amendment Effective Date”):

(i) the Administrative Agent and the Borrower shall have received a signed signature page to this Amendment from the Borrower, Parent, the Fronting Lender, and the Administrative Agent and a signed consent from each Consenting Lender;

(ii) the Administrative Agent shall have received with respect to the Borrower and the Parent a certificate of the Secretary of State of the state of Delaware, dated as of a recent date, as to its good standing;

(iii) the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer) of each of the Borrower and the Parent dated the date hereof and certifying as to the incumbency and specimen signature of each officer of that entity executing this Amendment or any other document delivered by it in connection herewith;

(iv) the Borrower shall have paid to the Administrative Agent for the benefit of itself and the Consenting Lenders the then-unpaid balance of all accrued and unpaid fees due, owing and payable by the Borrower to them in connection with this Amendment, as agreed to by the Borrower, and the reasonable attorneys’ fees of Milbank LLP as counsel to the Administrative Agent and to the Fronting Lender incurred in connection with the preparation, execution and delivery of this Amendment as to which the Borrower shall have received an invoice at least one Business Day prior to the Third Amendment Effective Date;

(v) the Administrative Agent shall have received an Officer’s Certificate from the Borrower certifying as to the truth in all material respects of the representations and warranties set forth in Section 3 of this Amendment as though made by it on the date hereof after giving effect to this Amendment, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date; provided, that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date;

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(vi) all interest accrued on the Term Loans that has not yet been paid by the Borrower to the Administrative Agent as of the Third Amendment Effective Date shall have been paid in full; and

(vii) all amounts owing to the Non-Consenting Lenders pursuant to Section 2.15 (Break Funding Payments) of the Loan Agreement in connection with the repayment of their Refinanced Term Loans pursuant to this Amendment shall have been paid by the Borrower to the Administrative Agent for the account of each such Non-Consenting Lender, subject in the case of each Non-Consenting Lender to its giving the Borrower a written certificate setting forth any such amount due to it at least one Business Day prior to the Third Amendment Effective Date; provided that failure to deliver such certificate prior to such time shall not impact a Non-Consenting Lender’s rights under Section 2.15 (Break Funding Payments), but such payment (if any) shall not be a condition precedent to the Third Amendment Effective Date.

The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Third Amendment Effective Date.

SECTION - 3 Representations and Warranties. In order to induce the Consenting Lenders and the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to each of the Consenting Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Amendment, (i) no Event of Default has occurred and is continuing or would result from giving effect to this Amendment and (ii) the representations and warranties contained in the Loan Agreement and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b), 3.06 and 3.09(a) of the Loan Agreement), are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date.

SECTION 4 - Reference to and Effect on the Loan Agreement; Ratification. At and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment. The Loan Agreement and each of the other Loan Documents, as specifically amended by this Amendment, and the obligations of the Borrower hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the guaranty under Section 9 of the Loan Agreement shall continue in full force and effect after giving effect to this Amendment, and the term “Obligations” as used in the Loan Agreement shall include all obligations of the Borrower under the Loan Agreement, as amended by this Amendment. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent
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under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION 5 - Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The execution and delivery of a consent to this Amendment by each Consenting Lender shall be irrevocable and shall be binding upon such Consenting Lender’s successors, transferees and assigns. This Amendment shall become effective as set forth in Section 2, and from and after the Third Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns. Delivery of an executed counterpart of a signature page of (x) this Amendment or of a consent to this Amendment, and/or (y) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an electronic signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment, such consent or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, a consent to this Amendment and/or any Ancillary Document shall be deemed to include electronic signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, (A) the Administrative Agent and each of the Lenders shall be entitled to rely on such electronic signature purportedly given by or on behalf of the Borrower or the Guarantors without further verification thereof and without any obligation to review the appearance or form of any such electronic signature and (B) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Guarantor hereby agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, and the Borrower and each Guarantor, electronic signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment, a consent to this Amendment and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment, a consent to this Amendment and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment, a consent to this Amendment and/or any Ancillary Document based solely on the lack of paper original copies of this Amendment, a consent to this Amendment and/or any Ancillary Document and waives any claim against any Lender-related Person for any liabilities arising solely from the Administrative
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Agent’s and/or any Lender’s reliance on or use of electronic signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower and each Guarantor to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.

SECTION 6 - Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7 - Refinancing of Non-Consenting Lender Term Loans; Assignments of Certain Lenders. Subject to the satisfaction of the conditions set forth in Section 2 and effective as of the Third Amendment Effective Date:

(a) the outstanding Refinanced Term Loans of each Non-Consenting Lender shall, pursuant to Section 10.08(e) of the Loan Agreement, be repaid, on behalf of the Borrower by payment from the Fronting Lender of an amount equal to the outstanding principal amount of, and accrued and unpaid interest on all of such Refinanced Term Loans, and all of such Non-Consenting Lender’s existing Refinanced Term Loans shall be deemed refinanced by new Class B Term Loans held by the Fronting Lender in an amount corresponding to the amount of existing Refinanced Term Loans held by such Non-Consenting Lender,

(b) each Consenting Lender will hold new Class B Term Loans, in a principal amount equal to its Refinanced Term Loans or greater amount as agreed between such Consenting Lender and the Fronting Lender, subject to the amended terms described in this Amendment,

(c) the Replacement Term Loans shall be deemed the Class B Term Loans and replace the Refinanced Term Loans, and all Replacement Term Loans shall be subject to the same Interest Period as the Refinanced Term Loans in existence immediately prior to the Third Amendment Effective Date, and shall continue to accrue interest in accordance with Section 2.07 of the Loan Agreement on and after the Third Amendment Effective Date at the same interest rate, except for the change in the Applicable Margin pursuant to this Amendment effective on the Third Amendment Effective Date, and

(d) the Fronting Lender shall advance a Replacement Term Loan in a principal amount equal to the principal amount of Refinanced Term Loans required to be paid by the Fronting Lender pursuant to this Section 7.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year above written.
JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By: /s/ James Shender
    Name: James Shender
    Title: Executive Director

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JPMORGAN CHASE BANK, N.A., as Fronting
Lender
By: /s/ James Shender
    Name: James Shender
    Title: Executive Director

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UNITED AIRLINES, INC.

By:    /s/ J. Eric Harder
    Name: J. Eric Harder
    Title: Vice President and Treasurer

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UNITED AIRLINES HOLDINGS, INC.

By:    /s/ Michael Leskinen
    Name: Michael Leskinen
    Title: Executive Vice President & Chief Financial Officer

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